Exhibit 99.3

SECOND QUARTER2024 Fixed Income SupplementalThe Crossing Clarendon | Washington, D.C. Baybrook East | Houston, TX Northgate Square | Tampa FL Buckhead Landing | Atlanta, GAThe Shops at Stone Bridge | Cheshire, CT

Highlights

Second Quarter 2024

- Reported Nareit FFO of $1.06 per diluted share and Core Operating Earnings of $1.02 per diluted share
- Raised 2024 Nareit FFO guidance to a range of $4.21 to $4.25 per diluted share and 2024 Core Operating Earnings guidance to a range of $4.06 to $4.10 per diluted share
- The midpoint of 2024 Core Operating Earnings guidance represents approximately 4% year-over-year growth, excluding the collection of receivables reserved during 2020-2021
- Increased Same Property NOI year-over-year, excluding lease termination fees and the collection of receivables reserved during 2020 and 2021, by 3.3%
- Increased Same Property percent leased by 80 basis points year-over-year to 95.8%, and Same Property shop percent leased by 80 basis points year-over-year to 93.5%
- Executed 2.2 million square feet of comparable new and renewal leases at blended rent spreads of +9.2% on a cash basis and +18.2% on a straight-lined basis
- Repurchased approximately 3.3 million shares of Regency stock for $200 million, at an average price of $60.48 per share
- Started approximately $40 million of new development and redevelopment projects, bringing year-to-date total project starts to $120 million
- As of June 30, 2024, Regency's in-process development and redevelopment projects had estimated net project costs of $578 million
- In May, S&P Global upgraded Regency's outlook to 'Positive' and affirmed the Company's BBB+ credit rating
- Pro-rata net debt and preferred stock to operating EBITDAre at June 30, 2024 was 5.3x, and was 5.2x as adjusted for the annualized impact of the EBITDAre contribution from Urstadt Biddle
- Issued our annual Corporate Responsibility report in May, highlighting achievements and progress within our corporate responsibility program and initiatives

Subsequent Highlights

- On July 31, 2024, Regency's Board of Directors (the "Board") declared a quarterly cash dividend on the Company's common stock of $0.67 per share

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Credit Ratings & Select Ratios Credit RatingsAgency Credit Rating Outlook Last ReviewDateS&P BBB+ Positive 5/16/24Moody's A3 Stable 2/28/24i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and ExchangeCommission.ii. Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing. 3Unsecured Public Debt CovenantsRequired 6/30/2024 3/31/2024 12/31/2023 9/30/2023Fair Market Value Calculation Method Covenants(i)(ii)Total Consolidated Debt to Total Consolidated Assets ≤ 65% 27% 27% 26% 26%Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% 5% 5% 5%Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.8x 4.9x 5.6x 5.9xUnencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 394% 398% 420% 419%23%77%SecuredUnsecured69%21%4%3%1%<1%Equity Unsecured Debt - BondsConsolidated Debt - Secured Unconsolidated Debt - SecuredCredit Facilities Preferred Equity

Capital Structure & Liquidity Profile

Capital Structure
(% of total capitalization)



<1%
1%
3%
4%
21%
$16.5 Billion Total Capitalization
69%
Equity
Consolidated Debt - Secured
Credit Facilities
Unsecured Debt - Bonds
Unconsolidated Debt - Secured
Preferred Equity

Debt Composition
Pro-Rata



25%
<1%
74%
Secured Fixed Rate
Secured Variable Rate
Unsecured Debt - Bonds

Liquidity Profile ($ millions)

	6/30/2024
Unsecured Credit Facility - Committed	1,500
Balance Outstanding	(310)
Undrawn Portion of Credit Facility	**1,190**
Cash, Cash Equivalents & marketable Securities	80
Total Liquidity	1,270

Secured vs. Unsecured



23%
77%
Secured
Unsecured

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A Well-Laddered Maturity Schedule Pro Rata Debt Maturity Profile as of June 30, 2024Regency aims to have < 15% of total debt maturing in any given yearWtd Avg Interest Rate: 4.2%Wtd Avg Yrs to Maturity: 7.0 YearsTotal Pro Rata Debt: $4.9B5$0$100$200$300$400$500$600$700$800$9002024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 -20462047 2049(in $ millions)Unsecured Debt - Bonds Line of Credit Consolidated Debt - Secured Unconsolidated Debt - Secured$350$448$768 $753$479$675$178$103$0$425$300$1$57$415

Follow Us Second Quarter 2024 Earnings Conference CallFriday, August 2nd, 2024Time: 11:00 AM ETDial#: 877-407-0789 or 201-689-8562Webcast: investors.regencycenters.comContact Information: Christy McElroySenior Vice President, Capital Markets904-598-7616ChristyMcElroy@RegencyCenters.comForward-Looking StatementsCertain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlookand other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherfederal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,”“estimate,”“believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similarwords or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made,forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Althoughwe believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance theseexpectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to avariety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factorsdescribed in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022Form 10-K”) under Item 1A. “Risk Factors”, on Form 10-Q for the three months ended March 31, 2023 under Part II, Item 1A. “Risk Factors” and our Form S-4 Registration Statement, filed with the SEC on July 10, 2023, in connection with our acquisition of Urstadt Biddle, which contains, without limitation,additional risk factors in a section of the prospectus entitled “Risks Relating to Regency After Completion of the Mergers”. When considering aninvestment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K,Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, ourbusiness, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-lookingstatements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of newinformation, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:Risk Factors Related to the Company’s Acquisition of Urstadt Biddle.Combining our business with Urstadt Biddle’s may be more difficult, costly or time-consuming than expected and we may fail to realize the anticipatedbenefits of the acquisition, which may adversely affect our business results and negatively affect the market price of our securities.Risk Factors Relating to the Current Economic EnvironmentInterest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economicchallenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the bankingand financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Additionally,macroeconomic and geopolitical risks, including the current wars in Ukraine, and involving Israel and Gaza, create challenges that may exacerbate currentmarket and economic conditions in the United States.Risks Related to Pandemics or other Health CrisesPandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties,and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.Risk Factors Related to Operating Retail-Based Shopping CentersEconomic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operatingexpenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up mayadversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where ourproperties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants.A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if thedemand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs andexpenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americanswith Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.Risk Factors Related to Real Estate InvestmentsOur real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated withdevelopment, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. Weface risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in taxlaws could impact our acquisition or disposition of real estate.Risk Factors Related to the Environment Affecting Our PropertiesClimate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes andfees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.Risk Factors Related to Corporate MattersAn increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose usto new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on thoseproperties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destructionof tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or bythird parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.Risk Factors Related to Our Partnerships and Joint VenturesWe do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that ourobjectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions tostock and unit holders.Risk Factors Related to Funding Strategies and Capital StructureOur ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI atour properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all.Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities andadversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefitswe anticipate, which may adversely affect us.Risk Factors Related to the Market Price for Our SecuritiesChanges in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue topay dividends at current or historical rates.Risk Factors Related to the Company’s Qualification as a REITIf the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gainrecognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITsmay have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us toincur tax liabilities. Partnership tax audit rules could have a material adverse effect.Risk Factors Related to the Company’s Common StockRestrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of theCompany's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.Risk Factors Related to our Pending Merger with Urstadt Biddle Properties, Inc. Please refer to disclosures in our 424(b)(3) prospectus, filed, with the SEC on July 12, 2023,which contains, among other things, additional risk factors related to such acquisition.Non-GAAP disclosureWe believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to ourfinancial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trendanalyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures byproviding additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may excludesignificant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise ofmanagement’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order tocompensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income,computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustmentsfor unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since NareitFFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year overyear, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. Thisprovides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NareitFFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activitiesin accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation ofNet Income Attributable to Common Stockholders to Nareit FFO.Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses fromthe early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, andamortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO toCore Operating Earnings.